SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                      Date of Report
                      (Date of earliest
                      event reported):        March 20, 2003


                       Ridgestone Financial Services, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-27984                      39-1797151
---------------                 ----------------             -------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


              13925 West North Avenue, Brookfield, Wisconsin 53005
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 789-1011
                          -----------------------------
                         (Registrant's telephone number)

Item 4.   Changes in Registrant's Certifying Accountant.
------    ---------------------------------------------

          (a)  Previous Independent Accountants.
               --------------------------------

               (i) Following recent regulatory changes resulting from the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Directors of Ridgestone Financial Services, Inc., a Wisconsin corporation (the "Registrant"), and the Registrant's independent auditors, Virchow, Krause & Company, LLP ("Virchow"), determined that Virchow would not be able to continue to provide the internal audit outsourcing function previously provided by Virchow while acting as the Registrant's independent auditors. As a result, on March 18, 2003, Virchow informed the Audit Committee of the Board of Directors of the Registrant that it would decline to stand for re-appointment as the Registrant's independent auditors.

               (ii) The reports of Virchow on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

               (iii) In connection with Virchow's audits for the two most recent fiscal years and through March 18, 2003, the Registrant has had no disagreements with Virchow on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Virchow would have caused Virchow to make reference thereto in its report on the financial statements for such years.

               (iv) The Registrant has requested that Virchow furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 20, 2003, is filed as Exhibit 16 to this Current Report on Form 8-K.

          (b)  New Independent Accountants.
               ---------------------------

               (i) As of March 18, 2003, the Audit Committee, pursuant to authority delegated to it by the Board of Directors, engaged Wipfli Ulrich Bertelson LLP as the Registrant's new independent accountants, to act as the principal accountants in auditing the Registrant's financial statements for fiscal 2003. During the two most recent fiscal years and through March 18, 2003, the Registrant has not consulted with Wipfli Ulrich Bertelson LLP regarding any of the matters identified in Item 304(a)(2)(i) or
               (ii) of Regulation S-B.



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

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
------    ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (16.1) Letter dated March 20, 2003 from Virchow, Krause & Company, LLP.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RIDGESTONE FINANCIAL SERVICES, INC.



Dated:     March 20, 2003                By: /s/ Christine V. Lake
                                            ------------------------------------
                                             Christine V. Lake
                                             Executive Vice President


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

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number        Description
------        -----------

(16)          Letter dated March 20, 2003 from Virchow, Krause & Company, LLP.



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